MUNIHOLDINGS FUND, INC. MUNIHOLDINGS INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 22, 2002

TO THE STOCKHOLDERS OF MUNIHOLDINGS FUND, INC. MUNIHOLDINGS INSURED FUND, INC.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (each, a “Meeting” and collectively, the “Meetings”) of each of MuniHoldings Fund, Inc. (“MuniHoldings”) and MuniHoldings Insured Fund, Inc. (“MuniHoldings Insured”) (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, August 22, 2002 at 9:00 a.m. for stockholders of MuniHoldings and at 9:20 a.m. for stockholders of MuniHoldings Insured for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on June 27, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 8, 2002, at the offices of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc.

Plainsboro, New Jersey Dated: July 22, 2002

COMBINED PROXY STATEMENT

MUNIHOLDINGS FUND, INC. MUNIHOLDINGS INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2002 ANNUAL MEETINGS OF STOCKHOLDERS

August 22, 2002

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniHoldings Fund, Inc. (“MuniHoldings”) and MuniHoldings Insured Fund, Inc. (“MuniHoldings Insured”) (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2002 Annual Meetings of Stockholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, August 22, 2002 at 9:00 a.m. for stockholders of MuniHoldings and 9:20 a.m. for the stockholders of MuniHoldings Insured. The approximate mailing date of this Combined Proxy Statement is July 22, 2002.

All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Board of Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on June 27, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, MuniHoldings had outstanding 13,795,227 shares of common stock, and MuniHoldings Insured had outstanding 12,867,541 shares of common stock (collectively, “Common Stock”). As of the Record Date, MuniHoldings had outstanding 4,400 shares and MuniHoldings Insured had 5,360 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (collectively, “AMPS”). To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or five percent of its outstanding AMPS. This Combined Proxy Statement is being provided to the holders of Common Stock and AMPS of each Fund.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1)	All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2)	All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, in favor of the six (6) persons designated as Directors to be elected by holders of Common Stock and AMPS.

The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors may recommend.

Certain information concerning the nominees, including their designated classes, is set forth below:

Directors To Be Elected by Holders of AMPS, Voting Separately as a Class:

Name, Address* and Age of AMPS Nominees**	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Charles C. Reilly (71)	Director of each Fund since 1997	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	45 registered investment companies consisting of 54 portfolios	None

(footnotes continued on next page)

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Name, Address* and Age of AMPS Nominees**	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Richard R. West (64)	Director of each Fund since 1997	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 62 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company (real estate company) Alexander’s, Inc. (real estate company)

*	The addres of each nominee is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), acts as an investment adviser and is a member of the audit committee of the funds for which he currently serves as a director or trustee and will be a member of each Fund’s Audit and Oversight Committee if elected a Director.
†	Each Director serves until his successor is elected and qualified, or until his earlier death or resignation, or removal as provided in the Funds’ respective by-laws or charters or by statute, or until December 31 of the year in which he turns 72.
#	The complex of funds advised by FAM and its affiliate, MLIM.

Directors to be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

Certain biographical and other information relating to the nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Funds is set forth below:

Name, Address and Age of Nominee	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	President** and Director of each Fund since 1999	Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.	115 registered investment companies consisting of 183 portfolios	None

(footnotes continued on next page)

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†	Serves until his successor is elected and qualified, or until his earlier death or resignation, or removal as provided in the Funds’ respective by-laws or charters or by statute, or until December 31 of the year in which he turns 72.
*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected by and serves at the pleasure of the Board of Directors.
(1)	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
#	The complex of funds advised by FAM and its affiliate, MLIM.

Certain biographical and other information relating to the nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address* and Age of Nominees**	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Cynthia A. Montgomery (49)	Director of each Fund since 1997	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, the University of Michigan from 1979 to 1985.	45 registered investment companies consisting of 54 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

Ronald W. Forbes (61)	Director of each Fund since 1997	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	45 registered investment companies consisting of 54 portfolios	None

Kevin A. Ryan (69)	Director of each Fund since 1997	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	45 registered investment companies consisting of 54 portfolios	None

Roscoe S. Suddarth (66)	Director of each Fund since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	45 registered investment companies consisting of 54 portfolios	None

(footnotes continued on next page)

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Name, Address* and Age of Nominees**	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Edward D. Zinbarg (67)	Director of each Fund since 2000	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	45 registered investment companies consisting of 54 portfolios	None

*	The address of each director listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or its affiliate, MLIM, acts as an investment adviser and is a member of the audit committee of the funds for which he or she currently serves as a director or trustee and will be a member of each Fund’s Audit and Oversight Committee if elected a Director.
†	Each Director serves until his or her successor is elected and qualified, or until his or her earlier death or resignation, or removal as provided in the Funds’ respective by-laws or charters or by statute, or until December 31 of the year in which he or she turns 72.
#	The complex of funds advised by FAM and its affiliate, MLIM.

Audit Committee Report

The Board of Directors of each Fund has a standing Audit and Oversight Committee (the “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

Each Fund has adopted an Audit Committee Charter (the “Charter”) and most recently reviewed and reapproved the Charter on April 4, 2002. Each Fund’s Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“E&Y”), independent auditors for each Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with E&Y. Each Fund’s Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

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At its meeting held on June 11, 2002, each Fund’s Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and E&Y. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report to stockholders, the Committee would have been notified by Fund management or E&Y. The Committees received no such notifications. At the same meeting, each Committee recommended to the Board that each Fund’s audited financial statements for each Fund’s fiscal year ended April 30, 2002 be included in that Fund’s Annual Report to stockholders.

In addition to the above, each Fund’s Committee also reviews and nominates candidates to serve as non-interested Directors. The Committees generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year ended April 30, 2002, the Boards of Directors held six meetings and the Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, the total number of meetings of the Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that Robert A. DiMella inadvertently made a late Form 5 filing reporting a change in beneficial ownership of MuniHoldings Common Stock.

Interested Persons

Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM, President of FAMD, Executive Vice President of Princeton Services, and President of Princeton Administrators, L.P.

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Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each, a “non-interested Director”) an annual fee of $1,900 plus a fee of $150 for each in person Board meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Each Fund also pays each member of its Committee, which consists of all the non-interested Directors, an annual fee of $1,900 plus a fee of $150 for each in person meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at meetings. The Co-Chairmen of each Fund’s Committee receive an additional annual fee of $1,000.

The following table sets forth for the fiscal year ended April 30, 2002 compensation paid by each Fund to the non-interested Directors and, for the calendar year ended December 31, 2001, the aggregate compensation paid by all FAM/MLIM-Advised Funds to the non-interested Directors.

Name	Position with Fund	Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Ronald W. Forbes*	Director	MuniHoldings MuniHoldings Insured	$4,500 $4,500	None	None	$293,400

Cynthia A. Montgomery	Director	MuniHoldings MuniHoldings Insured	$3,700 $3,700	None	None	$234,567

Charles C. Reilly*	Director	MuniHoldings MuniHoldings Insured	$4,500 $4,500	None	None	$293,400

Kevin A. Ryan	Director	MuniHoldings MuniHoldings Insured	$4,000 $4,000	None	None	$261,067

Roscoe S. Suddarth	Director	MuniHoldings MuniHoldings Insured	$4,000 $4,000	None	None	$250,633

Richard R. West	Director	MuniHoldings MuniHoldings Insured	$4,000 $4,000	None	None	$298,567

Edward D. Zinbarg	Director	MuniHoldings MuniHoldings Insured	$4,000 $4,000	None	None	$250,633

*	Co-Chairman of each Fund’s Committee.

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Officers of each Fund

Each Fund’s Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name, Address* and Age of Officer	Position(s) Held with each Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen
Terry K. Glenn (61)	President† of each Fund since 1999	Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and MLIM; President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.	115 registered investment companies consisting of 183 portfolios

Donald C. Burke (41)	Vice President of each Fund since 1997; and Treasurer of each Fund since 1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	116 registered investment companies consisting of 184 portfolios

Kenneth A. Jacob (50)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2001; First Vice President of MLIM from 1997 to 2001; Vice President of MLIM from 1984 to 1997.	38 registered investment companies consisting of 61 portfolios

John M. Loffredo (38)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios

Robert A. DiMella, CFA (36)	Vice President of MuniHoldings since 1997; Vice President of MuniHoldings Insured since 1998	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	5 registered investment companies consisting of 5 portfolios

Alice A. Pellegrino (42)	Secretary of MuniHoldings since 2001; Secretary of MuniHoldings Insured since 2000	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2001; attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	28 registered investment companies consisting of 50 portfolios

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

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Stock Ownership

Information relating to each Director nominee’s ownership as of June 30, 2002 in each Fund and in all registered FAM/MLIM-Advised Funds overseen or to be overseen by each Director nominee is set forth below:

Name		No. of Shares	No. of AMPs	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of of Securities in all FAM/MLIM- Advised Funds overseen by each Director or Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None
Non-Interested Directors:
Ronald W. Forbes	MuniHoldings	707	0	$1—$10,000	over $100,000
	MuniHoldings Insured	0	0	None
Cynthia A. Montgomery	MuniHoldings	0	0	None	$10,001—$50,000
	MuniHoldings Insured	0	0	None
Charles C. Reilly	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None
Kevin A. Ryan	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None
Roscoe S. Suddarth	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None
Richard R. West	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None
Edward D. Zinbarg	MuniHoldings	0	0	None	over $100,000
	MuniHoldings Insured	0	0	None

As of the Record Date, no non-interested Director or nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

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In order to obtain the necessary quorum at each Meeting (i.e., one-third of the Fund’s Common Stock and AMPS entitled to vote at each Meeting, present in person or by proxy) supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Common Stock and AMPS of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $500 for each Fund.

All shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees. Holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1.

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Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to E&Y for each Fund’s fiscal year ended April 30, 2002 for professional services rendered for: (i) the audit of the Funds’ annual financial statements and the review of financial statements included in the Funds’ reports to Stockholders; (ii) all other audit related services provided to each Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems and design and implementation services to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to each Fund. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of E&Y are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Audit Fees Charged to the Fund*	Other Audit Related Fees Charged to the Fund*	Other Fees
MuniHoldings	$36,330	$23,520	$2,530,000
MuniHoldings Insured	$36,330	$23,520	$2,530,000

*	Other audit related fees charged to the fund includes $4,620 per fund in tax return review fees and $18,900 per fund in other audit related services. Audit fees charged to other funds within the complex total $557,200. Tax return review fees and fees for other audit related services for those funds were $100,760 and $137,400, respectively.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder of either Fund intends to present a proposal at the 2003 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in August 2003, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by May 29, 2003. The persons named as proxies in the proxy materials

11

for the 2003 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by March 25, 2003. Written proposals and notices should be sent to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc.

Dated: July 22, 2002

12

COMMON STOCK

MUNIHOLDINGS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R.West and Edward D. Zinbarg.

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for each proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

( INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R.West and Edward D. Zinbarg.

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.